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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):              February 13, 2010


                           Keithley Instruments, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Ohio                         1-9965                     34-0794417
-----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)


    28775 Aurora Road, Solon, Ohio                                  44139
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               (440) 248-0400

                                 Not Applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
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Submission of Matters to a Vote of Security Holders

(a) On February 13, 2010, the registrant conducted its Annual Meeting of Shareholders. The following matters were brought before the shareholders for vote at this meeting:

Proposal 1 - Election of Directors:    FOR          WITHHELD    BROKER NON-VOTES
----------   ----------------------    ---          --------    ----------------

Joseph P. Keithley                   28,982,324      615,049        1,025,297
Brian R. Bachman*                     7,575,588      558,764        1,007,297
James B. Griswold                    29,037,397      559,976        1,025,297
Leon J. Hendrix, Jr.                 29,054,495      542,877        1,025,297
Brian J. Jackman*                     7,972,330      162,022        1,007,297
Dr. N. Mohan Reddy*                   7,942,292      192,060        1,007,297
Thomas A. Saponas                    29,393,403      203,969        1,025,297
Barbara V. Scherer                   29,440,282      157,091        1,025,297


    *Elected by holders of Common Shares only.


Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as Keithley
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Instruments, Inc.'s independent accountants for the fiscal year ending September
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30, 2010
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FOR       30,225,727
AGAINST      378,015
ABSTAIN       18,928

    No other matters were brought before shareholders for a vote at the meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Keithley Instruments, Inc.

February 19, 2010                     By:   Mark J. Plush
                                            ------------------------------------
                                            Name: Mark J. Plush
                                            Title: Senior Vice President, Chief
                                            Financial Officer and Treasurer